UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021

IMAGE CHAIN GROUP LIMITED, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55326	46-4333787
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 6, 6-1, 6-2, Jalan BS 10/6, Taman Bukit Serdang, 43300 Seri Kembangan, Selangor, Malaysia

(Address of principal executive offices and zip code)

(852) 3188-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 23, 2021, the Company and Mr. Or Ka Ming (“Mr. Or”) entered into a consulting agreement, pursuant to which Mr. Or, as an independent contractor, agreed to make introductions for the purpose of developing business for the Company and negotiations with potential strategic partners, and corporate planning as requested by the Company through December 22, 2022 (the “Consulting Agreement”). In consideration, the Company will grant Mr. Or, or its designated party, an award of 25,000,000 shares of restricted common stock of the Company. The restricted common stock will be held in the custody of the Company until the end of Consulting Agreement.

Item 3.02 Unregistered Sales of Equity Securities

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of restricted common stock, since the offer and sale of such shares did not involve a public offering and the recipients were “accredited investors”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Discription
10.1	Consulting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE CHAIN GROUP LIMITED, INC.

/s/ Chiea Kah Szen
Chiea Kah Szen
Chief Executive Officer

Date: December 29, 2021